Earning per share	12 Months Ended
Dec. 31, 2021
Earnings per share:
Earning per share

Note 11 – Earning per share

	Year ended December 31,
	2 0 2 1	2 0 2 0	2 0 1 9	2 0 2 1
	NIS	NIS	NIS	US Dollars

Basic and diluted earnings per share:
Earnings used in the calculation of basic and diluted earnings per share	45,101	52,209	51,511	14,502

Weighted average number of shares used in computing basic and diluted earnings per share	13,867,017	13,433,684	13,217,017	13,867,017

In September 2020, the Company announced the completion of a private placement to classified institutional investors in Israel of 650,000 ordinary shares for NIS 66 per share and of stock option (not listed for trading) for the purchase of up to 650,000 ordinary shares of the Company for a period of twelve months from the allotment date at an exercise price of 73 NIS. The issue of shares was taken in to account for calculation of the basic and diluted earnings per share. The share options expired in September 2021.